www.mc.com Noble Financial Equity Conference Mark Aslett – President & CEO Bob Hult – SVP, CFO June 9, 2009 © 2009 Mercury Computer Systems, Inc. www.mc.com Exhibit 99.1

© 2009 Mercury Computer Systems, Inc. www.mc.com
Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of
1995, including those relating to anticipated fiscal 2009 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2008. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the
Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the Company’s Third Quarter of
Fiscal Year 2009 earnings release, which can be found on our website at www.mc.com/mediacenter/pressreleaseslist.aspx.

© 2009 Mercury Computer Systems, Inc. www.mc.com
Become the government’s trusted partner for next-generation
ISR signal processing and computing solutions
Introduction
•
New strategy and management team well established
•
Improved FY08 financials – restored profitability Q3FY09
•
Strong core defense business – stabilizing commercial
•
Defense provides long-term profitable growth potential
•
Evolve beyond COTS boards to complementary Services
and Systems Integration – Converged Sensor Network™
(CSN™) Architecture
•
Mercury Federal Systems a means to evolve Mercury's
business model and expand our total addressable market

Segment Revenue FY08 ($M)
VI
$8.7
4%
VSG
$11.0
5%
Emerging
$1.7
1%
ACS
$188.5
90%

Segment Operating Profit FY08
$M
15
10
5
0
-5
-10
-15
-20
-25
-30
$11.6
$(32.8)
$0.7
$(4.5)
$(25.0)
ACS
VI
VSG
Emerging
Total

© 2009 Mercury Computer Systems, Inc. www.mc.com
Significant company dynamics (#’s GAAP FY08)
•
Revenue and profitability strength in ACS business
•
Non-core businesses eroding operating profits

Notes:
1) FY08 Operating Profit Total excludes stock-based compensation expense
Includes $7.3M amortization expense, $5.2M restructuring, $18M goodwill impairment, $3.2M gain for sale of long-lived asset, and
$0.8M inventory write-down

FY07
Defense
Commercial
44%
56%
FY08
31%
Defense
Commercial
69%

ACS Revenue Walk FY08 ($M)
250
200
150
100
50
0
$M
$18.9
+17% Growth
($30.3)
(34% Decline)
$199.8
$188.5
FY07
Defense
Commercial
FY08

© 2009 Mercury Computer Systems, Inc. www.mc.com Major ACS business dynamics • Focus on strengthening and growing the defense business 4

Commercial
Increase Quantity/Value of Design Wins
Services and Systems Integration
Mercury Federal Systems
Acquisitions

© 2009 Mercury Computer Systems, Inc. www.mc.com
5 key business growth drivers

-Product Portfolio
Refresh
-Application
Expansion
-Platform
Penetration
-Customer
Expansion
-Expand Total
Addressable
Market to $3.5B
-Increased
System Content
-Platform
Penetration
-Application
Expansion
-Expand Total
Addressable
Market to $30B
Defense
Electronics
Market
-Focus on
Persistent ISR
-Growth in
Federal Services
-Filed $100M
Universal Shelf
-Complementary
ISR Businesses
-Semiconductor
Market Rebound

Defense FY08 ($130M Revenue)
Revenue
Bookings
$148
$143
$108
$107
$148
$131
$111
$130
FY05
FY06
FY07
FY08

Defense Revenue by Market Segment FY08 ($130M)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$111.3
$18.9
$8.9
$3.9
-$2.7
-$4.0
-$6.1
$130.2
FY07
Radar
C4I
EW
EO
Sonar
Other Defense
FY08

© 2009 Mercury Computer Systems, Inc. www.mc.com
Strength in ACS defense markets
•
17% revenue growth and 33% bookings growth in FY08
•
Strong revenue growth in Radar, C4I and EW
•
Focused on the C4ISR market going forward

“C4ISR”

Leverage defense installed base, product roadmap and relationships to expand into new applications and platforms

© 2009 Mercury Computer Systems, Inc. www.mc.com
Growing and evolving our COTS defense core
•
Highly penetrated across many programs and platforms –
presents good upgrade opportunities and lower risk
•
Design win-led – refresh product portfolio
•
Tactically penetrate more programs on new and existing
platforms on land, air, and sea
•
Expand presence in additional defense application segments,
such as Electronic Warfare (EW) and EO/IR (Electro
Optical/Infra-Red)
•
Growth in complementary Services and Systems Integration
•
Revolutionize embedded sensor processing with the Converged
Sensor Network™ Architecture

© 2009 Mercury Computer Systems, Inc. www.mc.com

Partial list of well-known programs relying on Mercury technology

Global Hawk
Predator
Rivet Joint
JSTARS
F-35 JSF
BAMS
MESA
F-16
MP-RTIP
Guardrail
JCREW
PAR-2000
Commander
LRR
HML
SIGINT Ground
System
Aegis
SQQ-89
Sampson
Empar
International
Combat System
Naval SIGINT
Platform
Design wins driving growth in Defense

ACS Design Win Value Q1-Q3 FY08-FY09
Probable 5-year value $m
Defense
Commercial
$51
$37
$60
$107

© 2009 Mercury Computer Systems, Inc. www.mc.com
ACS 5-year design win value increased 63% YTD

Defense Highlights
•
Aegis – Naval BMD, C4I
•
Missile Defense – Ground Radar
•
Argon – Naval SIGINT
•
Predator – Airborne Radar
•
JCREW – Ground SIGINT
•
Rivet Joint – Airborne SIGINT
•
WAAS – Airborne ISR
•
NASP – Airborne Sonar
•
Guardrail – Airborne SIGINT
Commercial Highlights
•
KLA Tencor – Semiconductor
•
Hughes – Satellite Comms
•
Rapiscan – Baggage Scanning
•
L3 – Baggage Scanning
•
ASML – Semiconductor
FY08: Defense $60M, Commercial $37M
FY09: Defense $107M, Commercial $51M
78%
Increase
38%
Increase

© 2009 Mercury Computer Systems, Inc. www.mc.com
The Federal market:  continuously evolving

DoD 1993 2008 2013e
Budget ($B) 258 490 511
Supplemental ($B) None +190 GWOT None planned
R&D ($B) 44 78 63
Procurement ($B) 56 101 113
C4ISR Budget ($B) 13 18 24
UAS Platforms (#) 25 2,100 3,300
Ships/Subs (#) 600 340 313
Fed Svcs ($B) 95 250 310
Embedded S/W ($B) 0.4 3 4.2
Growth trend will be in ISR systems, systems integration
and related engineering services
Source:  DoD Budget Request FY93 and FY2008

STRATEGIC ASSETS
GLOBALHAWK UAV
PREDATOR UAV
COMMAND & CONTROL
SEA SHOOTER
ARMED TACRECCE (SHARP)
COMMAND VEHICLE
SHOOTERS

© 2009 Mercury Computer Systems, Inc. www.mc.com
"Today's" ISR architecture is fundamentally flawed
•
Retrofit and upgrades
remain strong for legacy
programs
•
Increased need for EW –
Intelligence, Surveillance,
Reconnaissance assets
•
Networked nodal
platforms, virtualized
sensors
•
Next-gen onboard
processing, exploitation
and dissemination
architecture critical

Must develop new architectures that heal,
instead of add to, the old ones!

© 2009 Mercury Computer Systems, Inc. www.mc.com

Airborne ISR R&D costs
Signal Processing /
Systems Integration
Platform Sensor Datalink Ground
Station
10% 40% 30% 5% 15%
45% 10% 15% 10% 10% 5% 5%
Datalink
Platform
Sensor
Ground Station
Application Acceleration/
Systems Integration
Warfighter
Terminals
Warfighter
Terminals
Broadcast
Provision
Broadcast Provision
Budget priorities being realigned to maintain technology edge
Source:  DoD Budget Request FY93 and FY2008
1993
2008
Mercury’s
Opportunity

© 2009 Mercury Computer Systems, Inc. www.mc.com
Mercury's new Converged Sensor Network
TM
(CSN
TM
)
Architecture for ISR persistent surveillance
A revolutionary open architecture that combines

Information
Dissemination
Global
Information
Grid
SAN
Signal
Processing
Image
Processing
Signal
Processing
Radar
Video
SIGINT
Multi-Sensor
Signal
Processing
Information
Management
Technologies
Transformational
Access to
Information in the
Tactical Edge
Data
Exploitation
Become the government’s trusted partner for next-generation ISR platform signal processing and computing

© 2009 Mercury Computer Systems, Inc. www.mc.com
Defense procurement reform leads to transition
Today’s Model
•
Government frustrated with
current prime model
•
Platform-centric approach
•
Proprietary closed systems
architectures – little
incentives to reuse
•
Significant cost overruns –
pay multiple times for
similar capabilities
•
Significant schedule slips –
slow time to deployment
Emerging Model
•
Open platform-independent
architecture
•
Best of breed model – proven on
sensor side eg FLIR
•
Likely to occur for signal
processing and computing
•
Lower cost – pay once for
common architecture across
multiple platforms eg MPRTIP
•
Fast time to deployment and
lower risk

Budget pressure and significant schedule slippage is leading to Defense procurement reforms that could benefit Mercury

© 2009 Mercury Computer Systems, Inc. www.mc.com
ACS Defense and MFS – a hybrid business model
ACS COTS Defense
•
Total addressable market
COTS defense electronics
($3B annually)
•
Be told what board to
develop by a prime
•
Board-level design wins
•
Develop everything on our
own nickel
•
Long payback period –
high risk
with Mercury Federal
•
Total addressable military
electronics market ($30B
annually)
•
Consult on overall signal
processing architecture with
the government
•
Platform design wins
•
Paid to develop elements
that do not exist
•
Lower risk, faster returns

© 2009 Mercury Computer Systems, Inc. www.mc.com
•
Rationalize portfolio of non-core businesses by end FY09
•
Strengthen ACS defense business – stabilize commercial
•
Grow ACS defense business by targeting upgrades, new
platforms and application segments
•
Market focus on Persistent ISR
•
Evolve beyond COTS boards to complementary Services
and Systems Integration – Converged Sensor Network™
Architecture
•
Mercury Federal a means to evolve Mercury's business
model and expand our total addressable market
Become the government’s trusted partner for next-generation
ISR signal processing and computing solutions
Summary

© 2009 Mercury Computer Systems, Inc. www.mc.com Financial Overview

Non-GAAP	FY07 Actual	FY08 Actual	FY08 vs. FY07
Revenue ($M)	224	210	(6%)
Gross Margin **% Revenue**	55.8%	60.7%	4.9 pts
Operating Expenses ($M)	139	127	9% Improvement
Operating Profit **% Revenue**	(14) (6.3%)	1 0.3%	$15M Improvement
EPS	$(0.29)	$0.15	$0.44 Improvement
Operating Cash Flow ($M)	$(10)	$14	$24M Improvement
# Employees	729	670	8% reduction

© 2009 Mercury Computer Systems, Inc. www.mc.com

FY07 vs FY08: Improved Performance

Notes:
1)All historical income statement figures are as reported in the Company’s earnings press release at the end of the applicable fiscal year and have not been restated for operations that have been discontinued subsequent to that time.

© 2009 Mercury Computer Systems, Inc. www.mc.com
19
Strategic Direction – Sell, fix or grow
VSG - Disco Ops
AUSG - Sold
VI ES/PS - Sold
Biotech – Sold
VI - Sold
Government
Defense
Commercial
Mercury Federal
Sell or
Shut Down
Fix
Grow

Non-GAAP	FY08	Q1 – Q3 FY09 YTD	Q3 FY09
Revenue ($M)	210	141	51
Gross Margin % Revenue	60.7%	56.8%	57.9%
Operating Expenses ($M)	127	67	23
Operating Profit ($M) % Revenue	1 0.3%	13 8.9%	7 13.3%
EPS	$0.15	$0.36	$0.20
Operating Cash Flow ($M)	14	8	3

© 2009 Mercury Computer Systems, Inc. www.mc.com
Q3 FY09 Restored Profitability

Notes:
1)FY 09 income statement figures are adjusted for the discontinued operation of Embedded Systems & Professional
Services, SolMap, VI and VSG.
2)FY 08 income statement figures are as reported in the Company’s earnings press release at the end of the applicable fiscal year and have not been restated for discontinued operations of SolMap, VI and VSG.

Non-GAAP	FY08	Q1 – Q3 FY09 YTD	Q3 FY09	
Revenue	100%	100%	100%	**100%**
Gross Margin	61%	57%	58%	**58+%**
SG&A	36%	25%	24%	**Mid 20%**
R&D	25%	23%	21%	**High Teens**
Income from Operations	0%	9%	13%	**15%**

© 2009 Mercury Computer Systems, Inc. www.mc.com

Closing gap to current target business model
Target
Business
Model
Notes:
1)FY09 income statement figures are adjusted for the discontinued operation of Embedded Systems & Professional
Services, SolMap, VI and VSG.
2)FY08 income statement figures are as reported in the Company’s earnings press release

$240
$215
$201
$190
$187
$180
$150
$180
$186
$141
$107
$86
$19
$67
$24
$83
$41
$100
$60
$120
$52
$98
$56
$124
$60
$126
$92
$148
$84
$131
$89
$111
$60
$130
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

© 2009 Mercury Computer Systems, Inc. www.mc.com

Revenue growth: Driven by Defense

Notes:
1)All historical figures adjusted for the discontinued operation of Embedded Systems & Professional Services, SolMap, VI and VSG
2)2009 comprised of Q3 YTD Actuals plus mid-point of Q4 guidance
June Fiscal Year End
~ 8% CAGR
FY98 – FY08
Revenue ($M)
Commercial Defense

© 2009 Mercury Computer Systems, Inc. www.mc.com

Focus on Working Capital
•
Supply chain
transformation
Operational efficiencies
Manufacturing lead times
Cost of quality
Competitive advantage
for Mercury and
customers
Inventory reduced approx.
$10M since Q3 FY08
•
Customer satisfaction
DSO below model
End-of-quarter
shipment skew

6.9
5.4
4.6
4.1
3.3
3.9
3.8
4.5
7.5
2004 2005 2006 2007 2008 Q109 Q209 Q309 Model
Inventory Turns

49
46
60
50
2004 2005 2006 2007 2008 Q109 Q209 Q309 Model
Days Sales Outstanding

© 2009 Mercury Computer Systems, Inc. www.mc.com

FY09 Mercury Cash Balance Analysis
24
Notes:  (1) Repurchased $120M and $5M (face value) of convertible debenture on Feb. 4, 2009, and May 1, 2009, respectively, equal to the principle amount of the Notes, plus accrued interest
(2) Includes $33.4M UBS Loan and $45.0M Auction Rate Securities
198 (120)
1
3
2
2 86 (5)

0
50

Q2FY09 Convert Debt
Repayment
VI Sale
Proceeds
ARS Write-up UBS Loan Q3 FCF/Other Q3FY09 Convert Debt
Repayment
Cash & Sec
Bal
Q3FY09 Cash Changes Summary
(1) (1) (2)

© 2009 Mercury Computer Systems, Inc. www.mc.com
25
Guidance Summary (Non-GAAP)
Q108 Q208 Q308 Q408 Q109 Q209 Q309
Reported Guidance Reported Guidance Reported Guidance Reported Guidance Reported Guidance Reported Guidance Reported Guidance
Revenue
($M)
49.2 48.0 52.6 51.0 56.5
53.0-
55.0
55.2
53.0-
56.0
49.1
47.0-
49.0
50.7
47.0-
49.0
50.6
48.0-
50.0
EPS
($)
0.09 (0.08) 0.04 (0.05) 0.04
(0.04)-
0.00
0.01
(0.05)-
0.01
0.07
(0.07)-
(0.03)
0.03
(0.05)-
0.00
0.20
0.05-
0.09

Last 7 quarter’s revenues and EPS exceeded
or met the top end of guidance

© 2009 Mercury Computer Systems, Inc. www.mc.com

Q4 Fiscal Year 2009 Guidance
• Impact of equity-based compensation costs related to FAS 123R of approximately $0.2M excluded from non-GAAP
• Acquisition-related amortization of approximately $0.5M excluded from non-GAAP
•
Non-GAAP tax rate 34%
Notes:
1) Figures in millions, except percent and per share data
GAAP Non-GAAP
    Gross Margin Approx. 52% - 53% Approx. 52% - 53%
    EPS $0.04 - $0.08 $0.05 - $0.08
Quarter Ending June 30, 2009
$46 - $48     Revenues ($M)

© 2009 Mercury Computer Systems, Inc. www.mc.com Appendix

© 2009 Mercury Computer Systems, Inc. www.mc.com

GAAP to Non-GAAP Reconciliation
Q409 Guidance Reconciliation*
* Per Company guidance range, April 28, 2009 earnings conference call
RANGE
Earnings From Continuing
Operations Per Share - Diluted
Earnings From Continuing
Operations Per Share - Diluted
GAAP expectation 0.04 $                                                0.08 $
Adjustment to exclude stock-based compensation 0.01                                                   0.01
Adjustment to exclude amortization of acquired intangible assets 0.02                                                   0.02
Adjustment for tax impact (0.02)                                                 (0.03)
Non-GAAP expectation 0.05 $                                                0.08 $

© 2009 Mercury Computer Systems, Inc. www.mc.com

GAAP to Non-GAAP Reconciliation
Notes:
1) All historical income statement figures are as reported in the Company’s earnings press release at the end of the applicable fiscal period
Year Year Three Months Nine Months
Ended Ended Ended Ended
June 30, 2007 June 30, 2008 March 31, 2009 March 31, 2009
GAAP net income (loss) from continuing operations (37.8) $            (35.4) $            4.7 $                   4.8 $
Adjustment to exclude stock-based compensation 10.6                10.4                1.2                      4.7
Adjustment to exclude inventory write-down -                   0.8                   -                      -
Adjustment to exclude in-process research and development 3.1                   -                   -                      -
Adjustment to exclude amortization of acquired intangible assets 7.2                   7.3                   0.5                      2.0
Adjustment to exclude impairment of goodwill and long-lived assets 0.1                   18.0                -                      -
Adjustment to exclude restructuring 5.5                   5.2                   0.2                      0.7
Adjustment to exclude gain on sale of long-lived assets -                   (3.2)                  -                      -
Adjustment for tax impact 5.2                   0.2                   (2.2)                     (4.1)
Non-GAAP net income (loss) from continuing operations (6.1) $              3.3 $               4.4 $                   8.1 $
Net income (loss) per share from continuing operations -- Diluted
     GAAP (1.78) $            (1.64) $            0.21 $                 0.22 $
     Non-GAAP (0.29) $            0.15 $             0.20 $                 0.36 $
Weighted average shares -- Diluted:
     GAAP 21.2                21.6                22.5                    22.4
     Non-GAAP 21.2                22.0                22.5                    22.4

© 2009 Mercury Computer Systems, Inc. www.mc.com www.mc.com NASDAQ: MRCY